SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2007

TVI CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-10449	52-1085536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Holladay Tyler Road, Glenn Dale, MD 20769

(Address of Principal Executive Offices)

(301) 352-8800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2007, TVI Corporation issued a press release announcing financial results for its first quarter of 2007 ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Item 2.02 of this Current Report (including the portions of Exhibit 99.1 entitled “First-Quarter 2007 Results,” “Comments on First Quarter,” and “Business Outlook”) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2007, Sherri S. Voelkel, 43, the Company’s Controller, was appointed to serve additionally as Vice President and Acting Chief Financial Officer of the Company. In those new roles, she will serve as the Company’s acting principal financial officer and acting principal accounting officer. There is no family relationship between Ms. Voelkel and any of the Company’s directors or other executive officers. This appointment is a result of George J. Roberts’, TVI’s Senior Vice President, Chief Financial Officer and Treasurer, medical leave of absence.

Since February 2006, Ms. Voelkel has served as Corporate Controller of the Company. From August 2002 to February 2006, she was Director of Accounting and Attest Services at Sturn, Wagner, Lombardo & Co., a public accounting firm in Annapolis, Maryland. Prior to August 2002, Ms. Voelkel was employed by PricewaterhouseCoopers LLC where she held the position of Partner in Accounting and Business Advisory Services. Ms. Voelkel graduated from the University of Tulsa with a Bachelors of Science and Business Administration and is a Certified Public Accountant.

Item 7.01 Regulation FD Disclosure.

Item 2.02 is incorporated herein by reference.

Item 8.01 Other Events.

On May 8, 2007, TVI Corporation issued a press release announcing the results of an independent investigation conducted by its Audit Committee. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

The following exhibit relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

(d) Exhibits.

99.1	Text of TVI Corporation Press Release, dated May 8, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVI CORPORATION
(Registrant)

Date: May 8, 2007	By:	/s/ Harley A. Hughes
	Name:	Harley A. Hughes
	Title:	Interim President and
Chief Executive Officer

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